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                                                                    Exhibit 10.2

                               OPEN SOLUTIONS INC.

                            2000 STOCK INCENTIVE PLAN

1.       PURPOSES OF THE PLAN.

         The purposes of this 2000 Stock Incentive Plan of Open Solutions Inc. (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees and consultants of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees and consultants of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.       DEFINITIONS.

         (a) "Accelerate," "Accelerated," and "Acceleration," when used with respect to an Option, mean that as of the relevant time of reference, such Option will become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares.

         (b)      "Acquisition" means

                           (i)      a merger or consolidation in which
                  securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

                           (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

         (c) "Beneficial Ownership" means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

         (d)      "Board" means the Board of Directors of the Company.

         (e) "Change of Control" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company, directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to

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                  accept, or

                           (ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

         (f) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" will mean the Board acting in such capacity.

         (g) "Common Stock" means the authorized common stock of the Company.

         (h)      "Company" means Open Solutions Inc., a Delaware corporation.

         (i) "Eligible Person" means any person who, at the time of the grant of an Option or Restricted Stock Award, is an employee (including officers and employee directors) or consultant of the Company or any Subsidiary.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

         (k) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value will be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value will be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

         (l) "Hostile Takeover" means a change in ownership of the Company effected through a transaction in which:

                           (i) any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or a person that directly

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                  or indirectly controls, is controlled by, or is under common control with the Company, directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, and

                           (ii) more than 50% of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

         (m) "Participant" means any Eligible Person selected to receive an Option or Restricted Stock Award pursuant to Section 5.

         (n) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance are met.

         (o) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code and regulations thereunder.

         (p) "Option" means a right to acquire shares of Common Stock granted under the Plan, which right may but need not qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code and regulations thereunder.

         (q) "Plan" means this 2000 Stock Incentive Plan, as it may be amended and/or restated from time to time.

         (r) "Subsidiary" means any subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) of the Company.

         (s) "Takeover Price" means, with respect to any Incentive Stock Option, the Fair Market Value per share of Common Stock on the date such Option is surrendered to the Company in connection with a Hostile Takeover, or in the case of any other Option, such Fair Market Value or, if greater, the highest reported price per share of Common Stock paid by the tender or exchange offeror in effecting such Hostile Takeover.

3.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         (a)      Subject to adjustment in accordance with the provisions of
Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan will not exceed 5,000,000 shares, which aggregate number of shares, automatically and without further action, will increase, effective as of January 1, 2001, and each January 1 thereafter during the term of the Plan, by an additional number of shares of Common Stock equal to five per cent (5%) of the

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total number of shares of Common Stock issued and outstanding as of the close of business on the immediately preceding December 31.

         (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

         (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in
Section 3(a) and may again be made subject to Options or Restricted Stock
Awards.

4.       ADMINISTRATION OF THE PLAN.

         (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

         (b) The Plan will be administered by the Committee. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee will determine the Eligible Persons to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

         (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5.       GRANTS.

         (a) The Committee will determine and designate from time to time those Eligible Persons who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

         (b)      Subject to adjustment in accordance with the provisions of
Section 8 of the Plan, (i) no person may in any year be granted Options or Restricted Stock Awards with respect to more than 500,000 shares of Common Stock, and (ii) no more than an aggregate of 12,500,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options

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granted under the Plan and which ultimately qualify as incentive stock options under Section 422 of the Internal Revenue Code and the regulations thereunder.

6.       TERMS AND CONDITIONS OF STOCK OPTIONS.

         (a) The price at which Common Stock may be purchased by a Participant under an Option will be determined by the Committee; provided, however, that the purchase price under a nonqualified Option will not be less than 85% of the Fair Market Value of the Common Stock on the date of grant of such Option, and the purchase price under an Incentive Stock Option will not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option (or 110% of such Fair Market Value, in the case of any Incentive Stock Option granted to a 10% owner (within the meaning of Section 422(b)(6) of the Code)).

         (b) Each Option will be exercisable at such time or time, during such periods, and for such numbers of shares as is determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). In any event, the Option will expire no later than the tenth anniversary of the date of grant (or the fifth anniversary of the date of grant, in the case of any Incentive Stock Option granted to a 10% owner (within the meaning of Section 422(b)(6) of the Code)).

         (c) Unless the Compensation Committee otherwise determines (whether at the time the Option is granted or otherwise), upon the exercise of an Option, the purchase price will be payable in full in cash.

         (d) Incentive Stock Options may be granted under the Plan only to employees of the Company or a Subsidiary, and the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year may not exceed any applicable limit from time to time imposed on Incentive Stock Options by the Internal Revenue Code (such limit currently being $100,000). To the extent that an Incentive Stock Option, whether at the time of grant or thereafter, exceeds such limits, the excess shares will be considered to have been granted under a separate Option not constituting an Incentive Stock Option.

         (e) No fractional shares need be issued pursuant to the exercise of an Option, nor need any cash payment be made in lieu of fractional shares.

         (f) Subject to the short-swing profit restrictions of the Federal securities laws, upon the occurrence of a Hostile Takeover, each Option granted to any officer of the Company, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution will be made within five days after the consummation of the Hostile Takeover. Neither the approval of the Committee nor the consent of the Board will be required in connection with such Option cancellation and cash distribution.

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7.       TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

         (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services), and subject to such restrictions, as the Committee may determine, and will be subject to the following conditions:

                  (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire, unless the Committee determines otherwise.

                  (ii) The Committee may provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

                  (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

                  (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and/or under any blue sky or other securities laws applicable to such shares.

         (b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as may be determined by the Committee. In the event a holder of a Restricted Stock Award ceases to be an employee or consultant of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment or consulting relationship terminates will be returned to or repurchased by the Company unless the Committee determines otherwise.

         (c) Subject to the provisions of subparagraphs (a) and (b) above, and except as otherwise determined by the Committee, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to vote such shares and to receive all dividends and other distributions paid or made with respect thereto.

8.       ADJUSTMENT PROVISIONS.

         (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 16, 2000. Subject to Section
8(c), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the

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Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

         (b) The Committee will have discretion to provide for the Acceleration of one or more outstanding Options held by employees and the vesting of unvested shares held by employees as Restricted Stock Awards upon the occurrence of a Change of Control of the Company. Such Acceleration and vesting may be conditioned on the subsequent termination of the affected optionee's employment and/or such other conditions as the Committee may determine. Except as determined by the Committee prior to the occurrence of a Change of Control, any Options Accelerated in connection with a Change of Control will remain fully exercisable until the expiration or sooner termination of their respective terms.

         (c) In the event of an Acquisition (subject to any provisions of then outstanding Restricted Stock Awards and Options, respectively, granting greater rights to the holders thereof): The unvested shares of Common Stock held by Eligible Persons as Restricted Stock Awards shall immediately vest in full, except to the extent that the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity; and all outstanding Options held by Eligible Persons will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic Acceleration of one or more outstanding Options held by Eligible Persons that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) the subsequent termination of one or more of the Company's repurchase rights with respect to shares held by Eligible Persons as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise terminate at that time, in the event that the employment of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

         (d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments will also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities will remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition will be appropriately adjusted.

         (e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of this Section 8, and such determination of the Committee as to what (if any)

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adjustments will be made and the extent thereof so as to effectuate the intent of this Section 8 will be final, binding, and conclusive. No fractional shares need be issued on account of any such adjustments.

9.       GENERAL PROVISIONS.

         (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of or as a consultant to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment or consulting relationship of any Participant at any time, with or without cause.

         (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

         (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

         (d) The Committee may adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. With respect to any Option not intended to qualify as an Incentive Stock Option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the nonqualified stock option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

         (e) With the consent of the Committee, Options and Restricted Stock Awards granted under the Plan may be transferred by a Participant to family members and/or trusts for their benefit for bona fide estate-planning purposes. Except for the foregoing, no Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature, except that a beneficiary may be designated with respect to an Option in the event of death of a Participant, and if such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

         (f) The Committee, with the consent of the relevant Participant, may cancel all or a portion of any Option granted under the Plan and grant to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Subject to the provisions of
Section 6(d), such new Option will be exercisable at such time or time, during such periods,

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and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

         (g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there will be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, will thereafter be available for other grants.

10.      AMENDMENT AND TERMINATION.

         (a) The Board will have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action.

         (b) The Committee may make such modifications in the terms and conditions of an Option or Restricted Stock Award held by a Participant as it deems advisable; provided, that no such modification that adversely affects such Participant's rights will be made without such Participant's consent.

         (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

11.      EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

         The Plan first became effective upon its adoption by the Board and the Company's stockholders as of December 20, 2000. Unless previously terminated, the Plan will terminate on December 20, 2010.
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                     AMENDMENT TO 2000 STOCK INCENTIVE PLAN

         Section 3(a) of the 2000 Stock Incentive Plan is hereby deleted in its entirety and the following Section 3(a) is inserted in lieu thereof:

         (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan will be the lesser of (i) 5,000,000 shares, which number of shares, automatically and without further action, will increase, effective as of January 1, 2001, and each January 1 thereafter during the term of the Plan, by an additional number of shares of Common Stock equal to five percent (5%) of the total number of shares of Common Stock issued and outstanding as of the close of business on the immediately preceding December 31, and (ii) 15,000,000 shares.

                                          Adopted by the Board of Directors
                                          on August 27, 2003

                                          Approved by the stockholders on
                                          October 6, 2003.